EXHIBIT 16

                                Power of Attorney

                                POWER OF ATTORNEY
                                       FOR
                       SECURITIES AND EXCHANGE COMMISSION
                               AND RELATED FILINGS

                    ----------------------------------------

         The undersigned officer of THE MONTGOMERY FUNDS and THE MONTGOMERY FUNDS II (the "Trusts") hereby appoints MARK B. GEIST, JULIE ALLECTA, MITCHELL
E. NICHTER and DAVID A. HEARTH (with full power to each of them to act alone), his or her attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statements on Forms N-1A and N-14 under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, and under the laws of all states and other domestic and foreign jurisdictions, including any and all amendments thereto, covering the registration and the sale of shares by the Trusts, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders, rulings or filings of proxy materials. The undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         The undersigned officer hereby executes this Power of Attorney as of this 26th day of June, 1998.


                                      /s/ George A. Rio
                                      -----------------------------------
                                      George A. Rio
                                      President and Principal Executive Officer;
                                      Treasurer and Principal Financial and
                                      Accounting Officer

                                POWER OF ATTORNEY
                                       FOR
                       SECURITIES AND EXCHANGE COMMISSION
                               AND RELATED FILINGS

                    ----------------------------------------

         The undersigned trustees of THE MONTGOMERY FUNDS and THE MONTGOMERY FUNDS II and THE MONTGOMERY FUNDS III (the "Trusts") hereby appoints MARK B. GEIST, JULIE ALLECTA, MITCHELL E. NICHTER and DAVID A. HEARTH (with full power to each of them to act alone), his or her attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statements on Forms N-1A and N-14 under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, and under the laws of all states and other domestic and foreign jurisdictions, including any and all amendments thereto, covering the registration and the sale of shares by the Trusts, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders, rulings or filings of proxy materials. The undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         The undersigned trustees hereby execute this Power of Attorney as of this 4th day of August, 1997.



/s/ R. Stephen Doyle                                 /s/ John A. Farnsworth
---------------------------------                    ---------------------------
R. Stephen Doyle                                     John A Farnsworth,
Chairman of the Board of Trustees                    Trustee


/s/ Andrew Cox                                       /s/ Cecilia H. Herbert
---------------------------------                    ---------------------------
Andrew Cox,                                          Cecilia H. Herbert,
Trustee                                              Trustee